Exhibit 10.2

SUPPLEMENT NO.          (this “Supplement”) dated as of February 4, 2010 to the Amended and Restated Guarantee and Pledge Agreement dated as of March 24, 2009 (the “Guarantee and Pledge Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), each Subsidiary of the U.S. Borrower from time to time party thereto (each such Subsidiary that is also a Domestic Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the U.S. Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG (formerly known as “Credit Suisse”) (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales, CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick, CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales, CB Richard Ellis Limited, a company organized under the laws of New Zealand, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent and Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Pledge Agreement and the Credit Agreement, as applicable.

C. The Grantors have entered into the Guarantee and Pledge Agreement in consideration of, among other things, Loans made and Letters of Credit issued under the Credit Agreement. Section 5.09(b) of the Credit Agreement provides that, in connection with the consummation of the Foreign Restructuring Transaction, Relam, the U.K. Borrower and the Canadian Borrower guarantee the Obligations of the Borrowers (other than the U.S. Borrower). The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee and Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 5.09(b) of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee and Pledge Agreement with the same force and effect as if originally named therein as a Guarantor and the Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee and Pledge Agreement applicable to it as a Guarantor thereunder; provided, however, that the New Guarantor shall guarantee only the Obligations of the Borrowers (other than the U.S. Borrower) in so far as they do not relate to the Obligations of the U.S. Borrower; and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Subject to section 1(a), each reference to a “Guarantor” in the Guarantee and Pledge Agreement shall be deemed to include the New Guarantor. The Guarantee and Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Guarantor hereby represents and warrants that set forth under its signature hereto, is the true and correct legal name of the New Guarantor and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Pledge Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Pledge Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee and Pledge Agreement as of the day and year first above written.

[New Guarantor]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

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